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                                                                 EXHIBIT 99.2





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                                           UNITED DENTAL CARE, INC.
                                SCHEDULE II--VALUATION AND QUALIFYING ACCOUNTS
                              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                                (DOLLARS IN 000S)
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                                               ADDITIONS
                                                CHARGED                                           BALANCE
                              BALANCE AT          TO                           DEDUCTIONS           AT
                              BEGINNING        COSTS AND       ACQUIRED        OR WRITE-          END OF
                              OF PERIOD        EXPENSES        BALANCES          OFFS             PERIOD
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

Allowance for loss on
premiums receivable:
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Year ended
December 31, 1995             $   210          $   239          $    --         $   (142)          $   307
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Year ended
December 31, 1996                 307              250            1,545             (293)            1,809
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Year ended
December 31, 1997               1,809            7,346              106           (3,532)            5,729
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